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                                                                      EXHIBIT 23



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed registration statements on Form S-8 (No. 33-51260, No. 33-63682 and
No. 33-65626).


                                                /s/ Arthur Andersen LLP
                                                -----------------------
                                                ARTHUR ANDERSEN LLP


Nashville, Tennesee
March 25, 1997